UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K /A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 13, 2012

DIVERSIFIED RESOURCES, INC.
(Exact name of registrant as specified in its charter)

NEVADA	333-175183	98-0687026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2114 Ridge Plaza Drive
Castle Rock, CO 80108
(Address of principal executive offices, including zip code)

951-255-9100
(Registrant's telephone number, including area code)

10071 Park Meadows Dr
Suite 302
Lone Tree, Co 80124
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01.  Changes in Registrant's Certifying Accountant.

(a)     Resignation of Independent Certifying Accountant

Effective December 13, 2012, John Kinross-Kennedy (the "Former Accountant") resigned as the Company's independent registered public accounting firm.

The reports of the Former Accountant regarding the Company's financial statements for the fiscal years ended October 31, 2010 and October 31, 2011 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report of the Former Accountant on the Company's financial statements for the fiscal years ended October 31, 2010 and October 31, 2011 contained an explanatory paragraph which noted that there was substantial doubt about the Company's ability to continue as a going concern.

During the fiscal years ended October 31, 2010 and October 31, 2011, and during the period from October 31, 2011 to December 13, 2012, the date of resignation, (i) there were no disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of the Former Accountant would have caused it to make reference to such disagreement in its reports; and (ii) there were no reportable events as defined in Item 304(a)(l)(v) of Regulation S-K.

The Company has provided the Former Accountant with a copy of the foregoing disclosures and requested that the Former Accountant furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the above statements.  A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)     Engagement of Independent Certifying Accountant

Effective December 13, 2012, the Board of Directors of the Company engaged Anton & Chia, LLP ("A&C") as its independent registered public accounting firm to audit the Company's financial statements for the Company's current fiscal year.

During the Company's most recent fiscal year and through the interim periods preceding the engagement of A&C, the Company (a) has not engaged A&C as either the principal accountant to audit the Company's financial statements, or as an independent accountant to audit a significant subsidiary of the Company and on whom the principal accountant is expected to express reliance in its report; and (b) has not consulted with A&C regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and no written report or oral advice was provided to the Company by A&C concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(l)(iv) of Regulation S-K or a reportable event, as that term is described in Item 304(a)(l)(v) of Regulation S-K.

SECTION 8 – OTHER EVENTS

Item 8.01.  Other Events.

Effective December 20, 2012, the address for the Company's executive offices shall be 2114 Ridge Plaza Drive, Castle Rock,  CO  80108.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Exhibit Description
16.1	Letter of John Kinross-Kennedy

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diversified Resources, Inc.

Date: December 20 , 2012	By:	/s/ Philip F. Grey
Philip F. Grey President